UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2025
HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hormel Place, Austin, Minnesota	55912-3680
(Address of principal executive offices)	(Zip Code)

(507) 437-5611
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On October 29, 2025, Hormel Foods Corporation (the “Company”) issued a press release that included its outlook for the fourth quarter ended October 26, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2025, the Company announced that Ms. Jacinth Smiley is no longer serving as Executive Vice President and Chief Financial Officer, effective October 26, 2025. Ms. Smiley is expected to remain employed by the Company until November 30, 2025. The Company expects to enter into a separation agreement with Ms. Smiley, the material terms of which will be disclosed once they have been finalized and approved. Ms. Smiley’s departure is not the result of any disagreement with the Company regarding its financial statements, internal control over financial reporting, operations, policies, or practices.

In connection with Ms. Smiley’s departure, the Board of Directors of the Company appointed Mr. Paul Kuehneman, 54, as Interim Chief Financial Officer and Controller, effective October 27, 2025. Mr. Kuehneman joined the Company in 1993 and has held various accountant, controller, and finance leadership roles, including most recently as Vice President and Controller from February 2022 to October 2025, Assistant Controller from January 2021 to February 2022, and Vice President and CFO, Jennie-O Turkey Store, Inc. (a subsidiary of the Company), from May 2016 to January 2021. The material terms of the compensation for Mr. Kuehneman related to this transition will be disclosed once they have been finalized and approved.

Pursuant to Item 404(a) of Regulation S-K, the Company is hereby disclosing that Mr. Kuehneman’s spouse, Kari Kuehneman, was previously employed by the Company and received total compensation of approximately $151,000 in fiscal year 2025. On October 22, 2025, Ms. Kuehneman retired from the Company. There are no other transactions in which Mr. Kuehneman has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press release issued October 29, 2025.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION

Dated: October 29, 2025	By:	/s/ Colleen Batcheler
Name: Colleen Batcheler
Title: Senior Vice President, External Affairs, General Counsel & Corporate Secretary